UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  September 16, 2026
______________________________________
Owens Corning
(Exact name of registrant as specified in its charter)
______________________________________

DE	1-33100	43-2109021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway
Toledo,	Ohio	43659
(Address of principal executive offices)		(Zip Code)
419-248-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 16, 2026, the Board of Directors (the “Board”) of Owens Corning (the “Company”) expanded the number of directors on the Board from nine to ten and elected Michael J. DeVito to serve as a director of the Company, both effective September 16, 2026 (the “Effective Date”). The Board determined that Mr. DeVito is independent and meets the applicable director independence requirements of the New York Stock Exchange and the Company's director independence standards, as adopted by the Board. Mr. DeVito will join the Audit Committee and the Finance and Technology Committee of the Board as of the Effective Date.

Mr. DeVito served as Chief Executive Officer and as an Executive Director of Federal Home Loan Mortgage Corporation (“Freddie Mac”), a government-sponsored enterprise in the U.S. housing finance market, from 2021 to 2024. Prior to joining Freddie Mac, Mr. DeVito spent 24 years with Wells Fargo & Company, a diversified financial services company, serving in a number of senior leadership positions within its home lending business, most recently as Executive Vice President and Head of Home Lending. Mr. DeVito currently serves on the board of directors of NVR, Inc., a public homebuilding company.

There is no arrangement or understanding between Mr. DeVito and any other person pursuant to which Mr. DeVito was selected as a director. For his service as a non-employee member of the Board, beginning as of the Effective Date, Mr. DeVito will participate in the standard director compensation arrangements currently in effect for non-management directors, consistent with the Owens Corning Non-Employee Director Compensation Program disclosed annually in the Company’s proxy statement. There are no related person transactions involving Mr. DeVito that are reportable under Item 404(a) of Regulation S-K and Mr. DeVito does not have any familial relationship with any director or executive officer of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owens Corning

September 16, 2026	By:	/s/ Gina A. Beredo
Gina A. Beredo
Executive Vice President, Chief Administrative Officer and General Counsel